© 2020 Aravive, Inc. Corporate Presentation November 2020 Halting Disease Progression in its Tracks ARAV (NASDAQ) Exhibit 99.2

© 2020 Aravive, Inc. Forward-Looking Statements This presentation contains forward-looking statements that may discuss Aravive’s plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward- looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive’s planned clinical activities, including the design, initiation, patient enrollment and availability of data from clinical studies, potential pipeline, future indications and cash position and the anticipated safety, activity and manufacturability of Aravive’s product candidates. Forward-looking statements are based on Aravive’s current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Aravive’s ability to initiate a pivotal trial during first quarter 2021, the trial supporting the submission of a biologics license application to the FDA, Aravive’s ability to conduct an interim analysis late next year, as planned, Aravive’s ability to enroll approximately 300-400 patients with high-grade serous ovarian cancer who have received one to four prior lines of therapy as planned, Aravive’s ability to conduct the trial at approximately 100 sites in the U.S. and Europe as planned, Aravive’s ability to initiate a Phase 1b/Phase 2 trial of AVB-500 in clear cell renal cell carcinoma as planned later this year, the impact of COVID-19 on Aravive's clinical strategy, clinical trials, supply chain and fundraising, Aravive's ability to expand development into additional oncology indications, Aravive's dependence upon AVB-500, AVB-500's ability to have favorable results in clinical trials and ISTs, the clinical trials of AVB-500 having results that are as favorable as those of preclinical and clinical trials, the ability to receive regulatory approval, potential delays in Aravive's clinical trials due to regulatory requirements or difficulty identifying qualified investigators or enrolling patients especially in light of the COVID-19 pandemic; the risk that AVB-500 may cause serious side effects or have properties that delay or prevent regulatory approval or limit its commercial potential; the risk that Aravive may encounter difficulties in manufacturing AVB-500; if AVB-500 is approved, risks associated with its market acceptance, including pricing and reimbursement; potential difficulties enforcing Aravive's intellectual property rights; Aravive's reliance on its licensor of intellectual property and financing needs. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

© 2020 Aravive, Inc. Aravive Senior Management and Board of Directors Board of Directors Senior Management Gail McIntyre, Ph.D., DABT CEO Reshma Rangwala, M.D., Ph.D. CMO Fred Eshelman, Pharm D. Chairman of the Board Amato Giaccia, Ph.D. Director Michael Rogers Director Gail McIntyre, Ph.D., DABT Director Raymond Tabibiazar, M.D. Director Eric Zhang Director Vinay Shah CFO Randy Anderson, Ph.D. SVP of Data Sciences Patrick Simms VP of Clin Ops Elisabeth Gardiner, Ph.D. VP of Translational Medicine

© 2020 Aravive, Inc. | CONFIDENTIAL Aravive Top Shareholders Insiders, Institutional Shareholders Make Up >70% of Our Outstanding Shares % Ownership** 24.3% % of Shares Held by Insiders 46.3% % of Shares Held by Institutional Investors* * As per SEC filings – 13D, 13F, 13G, Forms 3 and Form 4, Proxy ** As of 9/30/2020 Top 10 Shareholders* % Ownership** Invus Public Equities Advisors 8.2% Tabibiazar, Raymond (Board member) 6.2% New Leaf Biopharma Opportunities 5.9% Giaccia, Amato (Board member) 5.9% Eshelman Ventures (Board member) 5.8% Elite Vantage Global Limited (Board Member) 5.3% BC Axis Limited 5.3% BlackRock 4.3% The Vanguard Group 3.5% Renaissance Technologies 3.2%

© 2020 Aravive, Inc. Serious Cancers High Unmet Medical Need Clinical Programs Focused on Tumors That Express GAS6/AXL Company Focus

GAS6 and AXL are overexpressed in many cancers and associated with tumor growth, metastasis, drug resistance, and poor overall survival GAS6 is growth factor that regulates several biologic processes in cells through interaction with its receptors, including AXL, Tyro3, and Mer GAS6 is the sole activating ligand of AXL Associated with acquired resistance to chemotherapy, platinum-containing therapy, and targeted agents Inhibition of GAS6 & AXL has no toxicity to normal tissue © 2020 Aravive, Inc. Combo DDRs, PARPi VEGFi & TKIs Resistance to: Chemotherapy, Radiotherapy, Targeted Therapy Combo with IOs Immune Suppression Combo with ChemoTx Resistance to apoptosis/autophagy Invasive Cancers like PROC, RCC, Bladder EMT and Metastasis Leukemia Proliferation Uniquely Focused on GAS6/AXL Signaling Pathway

GAS6 and/or AXL Expression Is Associated with Poor Survival in Many Cancers

Tumor Type	AXL Tumor Expression[1]	
Ovarian	>70%	Hao et al. 2017. **AXL is highly expressed in ovary-derived tumors and is a prognostic gene in ovarian cancer.** Rankin et al 2010. **73% of all ovarian tumor samples including both type I and type II tumors were positive for membranous AXL staining in the epithelium, demonstrating that AXL expression is significantly higher (P < 0.0001) in ovarian carcinomas than normal ovarian epithelium.**
Pancreatic	70%	Song et al. Cancer 2011. February 15;117(4):734–43. **AXL is overexpressed in 70% stage II PDAC tumor samples.**
Bladder	>45%	Wang et al Transl Cancer Res 2019;8(3):976-984. **High AXL expression was strongly correlated with low OS (P<0.001).**
Uterine	>75%	Divine et al. Oncotarget. 2016 Nov 22; 7(47): 77291–77305: **High immunohistochemical expression of AXL was found in 76% of advanced- stage, and 77% of high-grade specimens and correlated with worse survival in uterine serous cancer patients.**
Kidney	>70%	Dalgin et al. 2007: **AXL expression is 3 fold higher in tumor tissue than normal tissue.** Gustafsson et al. 2009: **AXL and GAS6 expression are implicated in RCC tumor advancement and severity and negatively correlated to patient survival.**
Breast	>75%	Bottai et al. Breast Cancer. 2016. **AXL expression correlates with the infiltration of CD163-positive cells in tumor stroma and is associated with survival in triple negative breast cancer.**
Lung	18-48%	Seike et al. Oncology Rep. 2017. 37: 3261-3269. **The 5-yr survival rate for AXL+ or GAS6+ was significantly lower than those for AXL- or GAS6- patients (51% vs. 75%; P=0.028; 53% vs. 72%; P=0.040)** Linger et al. 2012. Expert Opin Ther Targets. 2010 October ; 14(10): 1073–1090 **AXL protein expression was observed in 28 of 58 (48.3%) patient samples of lung adenocarcinoma**

"Clinically, the expression of GAS6 and TAM receptors always predicts poor prognosis."
Wu G, et al. ***Molecular insights of Gas6/TAM in cancer development and therapy;*** *Cell Death and Disease (2017) 8, e2700.*

1 The Cancer Genome Atlas (TCGA): (https://cancergenome.nih.gov); Axelrod and Pienta (AXL Review) : Oncotarget. 2014 Oct; 5(19): 8818–8852; Miao et al (AXL Review): 2017. Drug Target Review Article 22309.

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Engineered Decoy Receptor is Preferred Approach for Potent and Selective Inhibition of GAS6/AXL Signaling

Other approaches to targeting GAS6/AXL signaling have drawbacks which limit their ability to effectively target this pathway

- TKIs lack selectivity, leading to off-target toxicity, and tumor cells often acquire resistance
- Monoclonal antibodies do not have a high enough affinity to compete with and disrupt the high-affinity GAS6/AXL interaction

COMPANY	DRUG (STAGE)	TARGET	SELECTIVE FOR AXL
ARAVIVE	AVB-500 (Ph Ib/II)	GAS6	YES
Astellas	gilteritinib (Market; AML)	AXL (Multi-kinase)	NO
Exelixis	cabozantinib (Market; RCC & HCC)	AXL (Multi-kinase)	NO
Mirati (BeiGene)	sitravatinib (Ph III)	AXL (Multi-kinase)	NO
Lilly	merestinib (Ph II)	AXL (Multi-kinase)	NO
BerGenBio	bemcentinib (Ph II)	AXL (Multi-kinase)	NO
Tolero (Sumitomo)	TP-0903 (Ph I/II)	AXL (Multi-kinase)	NO

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AVB-500: First- and Potential Best-In-Class Opportunity in Oncology

- **Ultra-high affinity decoy protein** that targets the GAS6/AXL signaling pathway
- **Neutralizes GAS6**, starving tumors of signal that promotes growth, invasion, and metastasis
- **Well-tolerated**, with no unexpected dose-limiting safety or tolerability issues

- **Granted Fast Track Designation** from FDA in PROC
- **Ideal Profile for Combination** with chemotherapy, checkpoint inhibitors and PARP inhibitors in broad range of indications

© 2020 Aravive, Inc.
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© 2020 Aravive, Inc. Platinum Resistant Ovarian Cancer (PROC) Lead Program: AVB-500 in Platinum Resistant Ovarian Cancer (PROC) 5th LEADING CAUSE OF DEATH among women in the U.S. (Ovarian Cancer) ~70% OF PATIENTS are diagnosed with advanced disease 50% 5-YEAR relative survival (9-12 months PROC) LESS THAN

AVB-500 in PROC: Phase 1a and 1b PK/PD Summary Data

- AVB-500 follows target-mediated drug disposition (TMDD) kinetics, consistent with other Fc proteins and antibodies.
  - Used a model-informed drug development approach (MIDD) to identify RP2D; PK/PD translated from pre-clinical to clinical.
- Exposure response (E-R) analysis demonstrated that subjects with cycle 1 trough concentrations (C1D15) >13.8mg/L had longer mPFS relative to peers with lower cycle 1 trough concentrations.
- PK model simulations predicted that 84.2% of subjects treated with the RP2D of 15mg/kg IV Q2W would have a cycle 1 trough above the 13.8mg/L threshold established by the E-R analysis.


PFS for PAC and PLD 10mg/kg and 15mg/kg Doses Per-Protocol Patients by MEC Threshold Cohort
With 95% Hall-Wellner Bands
* Censored
Logrank p=0.0066
95% CIs Shaded
Probability
1.0
0.8
0.6
0.4
0.2
0.0
0.0
2.5
5.0
7.5
10.0
12.5
Progression-Free Survival (Months)
MEC Cohort
Above MEC
Below MEC

	Subjects	Event	Censored	Median Survival	95% CL
Above MEC	24	22	2	4.4	(3.6, 7.7)
Below MEC	18	16	2	2.0	(1.8, 3.1)

AVB-500 + PAC, > MEC – mPFS: 7.5
AVB-500 + PAC, < MEC – mPFS: 2.8

MEC = minimal efficacious concentration, 13.8 mg/L

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Lead Program: AVB-500 in PROC – Phase 1b Trial

Key Eligibility Criteria

- **1-3 prior lines of therapy**
- **Measurable disease**
- Platinum free interval ≤ 6mo after most recent platinum-containing regimen
- Adults with adenocarcinoma NOS, high grade endometrioid adenocarcinoma, mixed epithelial (≥ 80% high grade serous), high grade serous, or undifferentiated carcinoma
- ECOG performance status 0-1
- Primary endpoint: safety and tolerability; not powered for efficacy

AVB-500 (AVB): q14 days

Pegylated liposomal doxorubicin (PLD) 40 mg/m² d1 of 28-day cycle; Paclitaxel (PAC) 80 mg/m² day 1, day 8, day 15 of 28-day cycle
Maintenance dosing on AVB-500 monotherapy



iDMC Review
iDMC Review
PLATINUM-RESISTANT OVARIAN CANCER
AVB 500 10 mg/kg + PAC (N=16)
AVB 500 15 mg/kg + PAC (N=3)
AVB 500 20 mg/kg + PAC (N=4)
AVB 500 10 mg/kg + PLD (N=21)
AVB 500 15 mg/kg + PLD (N=2)
AVB 500 20 mg/kg + PLD (N=3)
Select RP2D

iDMC= Independent Data Monitoring Committee
NOS= Not Otherwise Specified
ECOG= Eastern Cooperative Oncology Group

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© 2020 Aravive, Inc. Efficacy Data for 10mg/kg and 15mg/kg Patients: >MEC PAC (N=10) PLD (N=14) mPFS (months) 7.5 3.7 ORR 5 (50%) [2 CRs^ (20%)] 2 (14%) mDoR (months) 7.4 5.3 mOS (months)* 19.0 12.7 Phase 1b Trial: Efficacy Data for Patients with Greater Than MEC (10mg/kg and 15mg/kg Patients) MEC = minimal efficacious concentration (13.8mg/L) mDoR = median duration of response; mOS = median overall survival; mPFS = median progression free survival ^1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continues to show CR at C13D1 while on AVB-500 alone, 6 months after discontinuing paclitaxel *Study ongoing so data can change

© 2020 Aravive, Inc. AVB-500 + PAC and Prior Bev Use for 10mg/kg and 15mg/kg Patients Bev Naïve (n=9) Previous Bev (n=10) mPFS (months) 7.7 2.8 ORR 6 (67%) [2 CRs^ (22%)] 1 (10%) mDoR (months) 7.2 3.7 mOS (months)* 19.3 9.2 Phase 1b Trial: Efficacy Data AVB-500 + PAC and Prior Bevacizumab Use 10mg/kg and 15mg/kg Patients Note: AVB-500 + PAC and >MEC in bev naïve patients (n=7): mPFS 9.1 months and ORR of 71% Third-Party Published Data as Benchmark (AURELIA Study1) Subgroup analysis of the control arms in the AURELIA (NCT00976911) bevacizumab study has shown: Benefit observed with AVB-500 + PAC was among patients with worse prognostic factors than reported from the AURELIA study. Historical 3rd-party data are for illustrative purposes only; Aravive P1b trial was not powered to demonstrate efficacy. ORR of 30.2% with PAC alone (N=55) mPFS of 3.9 months with PAC alone (N=55) 1 Journal of Clinical Oncology, Vol 33, No 32 (November 10), 2015: pp 3836-383 ^ 1 patient at 10mg/kg and 1 patient at 15mg/kg had CR ; 1 patient with CR continues to show CR at C13D1 while on AVB-500 alone, 6 months after discontinuing paclitaxel *Study ongoing so data can change

© 2020 Aravive, Inc. Potential Biomarker: Serum Levels of sAXL/GAS6 Ratio Correlated with Response to AVB-500 + Chemo sAXL/GAS6 >0.773 AVB-500 + PAC (10 and 15 mg/kg patients) Yes (>0.773) NO N 11 7 CR 2 (18%) 0 PR 4 (36%) 0 ORR 6 (55%) 0 SD 3 (27%) 4 (57%) CBR 9 (82%) 4 (57%) PD 2 (18%) 3 (43%) 55% (6/11) ORR in PAC Cohort 1 patient from 10mg/kg and 1 patient from 15mg/kg group had CR CBR = clinical benefit rate (ORR + SD); mDoR = median duration of response; mOS = median overall survival; mPFS = median progression free survival

© 2020 Aravive, Inc. mPFS for 10 and 15 mg/kg PAC Groups by Biomarker and Prior Bevacizumab Use AVB-500 + PAC sAXL/GAS6 >0.773 Yes No Yes No BEV NAÏVE PREV BEV N 6 2 5 5 mPFS (months) 8.4 2.7 2.8 2.9 Probability

© 2020 Aravive, Inc. mOS for 10 and 15 mg/kg PAC Groups by Biomarker and Prior Bevacizumab Use AVB-500 + PAC sAXL/GAS6 >0.773 Yes No Yes No BEV NAIVE PREV BEV N 6 2 2 5 5 mOS* (months) Not eval (Lower 95% CI = 19.3) 8.5 8.5 9.2 9.2 *Study ongoing so data can change

AVB-500 + Chemo Showed Improved Clinical Benefit in Patient Subsets that Generally Respond Poorly to Chemo (PFI < 3 months)

Updated Analysis for High-Exposure Patients (>MEC)

CLINICAL RESPONSE OF AVB-500+CHEMO IN PATIENTS WITH <3MO PFI



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

12 patients in the high exposure AVB-500 +chemo group;
Two responders in chemo + AVB-500 high exposure group had CR.

CLINICAL RESPONSE OF CHEMOTHERAPY IN PATIENTS WITH <3MO PFI PER KOBAYASHI-KATO ET AL, 2019 (N=21)



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

Historical data from Cancer Chemotherapy and Pharmacology (2019) 84:33-39 37; included PLD; GEM; CPT-11 (irinotecan); topotecan; and paclitaxel; no CRs in historical data (1 PR in historical data)

ORR= objective response rate; SD=stable disease; CBR=clinical benefit rate; PD=progressive disease; PFI=platinum-free interval

**All doses and both chemo cohorts*

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AVB-500 + Chemo Showed Improved Clinical Benefit in Patient Subsets that Generally Respond Poorly to Chemo (Later Lines of Therapy)

Updated Analysis for High-Exposure Patients (>MEC)

CLINICAL RESPONSE OF AVB-500+CHEMO IN 3L AND 4L



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

20 patients in the high exposure AVB-500+chemo group;
Two CRs in High Exposure Category

CLINICAL RESPONSE OF CHEMOTHERAPY IN 3L AND 4L PER BRUCHIM ET AL, 2013 (N=99)



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

Historical data from European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98; 3L included (in order of use) taxol, carboplatin, topotecan, etoposide, gemzar, doxil, tamoxifen, adriamycin, carbo+taxol, and "other"; 4L was predominantly taxol.

ORR= objective response rate; SD=stable disease; CBR=clinical benefit rate; PD=progressive disease;

**All doses and both chemo cohorts*

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Safety report for trial AVB500-OC-002 generated by independent medical monitor concluded: “Based on a review of the safety data, no unexpected safety trends have been detected and the reported AE severity and frequency are consistent with expectations of the concomitant treatment (PAC or PLD) and the disease under study (ovarian cancer).” AVB-500 well-tolerated: fatigue and infusion reactions appeared to be related to treatment No serious events that required expedited reporting per Sponsor No drug related SAEs reported to date No dose-limiting toxicities 53 PROC Patients Dosed: 10 mg/kg (40); 15 mg/kg (6); and 20 mg/kg (7) © 2020 Aravive, Inc. Strong Safety Profile of AVB-500

© 2020 Aravive, Inc. Consistent with hypothesis that trough levels are associated with clinical activity, all 5 evaluable patients in 15 mg/kg cohort achieved MEC by their first CT scan, following four doses of AVB-500. Updated modeling using all patient data suggest that at 15mg/kg, pharmacokinetics of AVB-500 starts to plateau and 20mg/kg is not predicted to improve mPFS. 1 Complete Response 2 Stable Disease 2 Partial Responses 5/5 patients demonstrated clinical benefit: Post-hoc analysis of tumor expression showed that four 20mg/kg patients whose best response was PD did not express GAS6 (3) and/or had low amounts of AXL (2) on IHC of their tumors. Although enrolled per protocol, these 20mg/kg patients are not representative of the eventual AVB-500 target population, as they are mostly rare subtypes of PROC and will not be eligible for the planned Phase 3 trial. Selected 15mg/kg Dose for AVB-500 Phase 3 Registrational Trial in PROC

Conclusions and Recommendations for Phase 3 Registrational Trial in PROC Clinical activity of AVB-500 plus chemo was more pronounced in bev naïve patients P3 trial will stratify by previous bev use and interim analyses in a robust setting will allow us to interrogate magnitude of AVB-500 benefit in the prior bev subset Serum levels of sAXL/GAS6 ratio correlated with response to AVB-500 + chemo P3 trial will explore potential biomarkers, including serum sAXL/GAS ratio Clinical activity of AVB-500 plus chemo was more pronounced in bev naïve patients with sAXL/GAS6 ratio >0.773 Interim analyses will explore potential biomarkers and prior bev treatment with the ability to adapt and enrich patient population Patients with C1D15 trough levels >13.8mg/L (MEC) had longer mPFS vs patients <13.8mg/L P1b PK model simulations predicted that 84.2% of subjects treated with the RP2D of 15mg/kg would have a cycle 1 trough above the 13.8mg/L threshold established by the E-R analysis; all patients would be above 13.8mg/L by first CT scan Patients receiving AVB-500 + PAC responded better overall than AVB-500 + PLD patients P3 trial will move forward with AVB-500 + PAC and PAC + placebo

AVB-500 Phase 3 Adaptive Registrational Trial Design in PROC

Randomized, Double-Blind, Placebo-Controlled Trial to Compare Efficacy and Tolerability of AVB-500 + PAC versus PAC

- Primary objective to assess anti-tumor activity of AVB-500 in combination with PAC as measured by PFS
  - Secondary endpoints: OS, ORR based on RECIST 1.1, DOR, QoL, CBR, PK/PD
- Patients with high-grade serous ovarian cancer only; stratified by prior bevacizumab use, ECOG, prior lines, and platinum-free interval
- Interim analyses exploring potential biomarkers and prior bevacizumab treatment with ability to adapt and enrich patient population
- Exploratory biomarkers: serum GAS6, AVB-500 drug levels, serum sAXL/GAS6 ratio
- Q12021 initiation

FDA feedback received Q420: **study could support full approval in PROC**; no further preclinical or clinical studies required for BLA at this time


Platinum-Resistant Ovarian Cancer
300-400 patients
1-4 prior lines
ECOG 0-1
AVB-500 + PAC
Placebo + PAC

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Potential Registrational Study © 2020 Aravive, Inc. AVB-500 Competitive Advantage in PROC Potentially More Favorable Benefit/Risk Profile and Well-Positioned for 1L Favorable Safety Profile to Date NO DLTs like chemotherapies and ADCs NO dose reductions or discontinuations to manage toxicities Administered with therapies that physicians can manage No toxicities that have been seen with ADCs: neutropenia, ocular toxicities, peripheral neuropathy, and/or liver enzyme elevation Infusion reactions and fatigue appeared to be related to treatment ORR of 37% in 10 and 15mg/kg PAC patients, regardless of trough levels Compelling anti-tumor activity in 10 and 15mg/kg PAC patients whose trough levels exceeded MEC

Potential Registrational Study © 2020 Aravive, Inc. Other Studies in PROC AVB-500 + PAC >MEC N=10 XMT-1536 N=47 Mirvetuximab soravtansine N=248 ITT = 366 Tumor Type Ovarian (80%) 1o peritoneal (20%) Ovarian (72%) Fallopian Tube (15%) 1o peritoneal (13%) Ovarian (83%) Fallopian Tube (6%) 1o peritoneal (11%) ECOG 0-1 0-1 0-1 Prior Lines 1-3 (5 w/ 2 & 5 w/ 3) 1-3, 4+ (2 pts w/ 5) 1-3 Prev. Tx Bev (30%) PARPi (30%) Bev (70%) PARPi (53%) Bev (49%) PARPi (11%) PFI 0-3 mths: 50% 3-6 mths: 50% >6 mths: 0 0-3 mths: 30% 3-6 mths: 57% >6 mths: 11% Unknown: 2% 0-3 mths: 30% 3-6 mth: 57% ≥ 6 mths: 4% Sources: 2020 ESMO Virtual Conference: Updated Interim Expansion Data From XMT-1536 Phase 1 Study (September 17, 2020) ESMO 2019 FORWARD I Results

Potential Registrational Study © 2020 Aravive, Inc. AVB-500 Competitive Advantage in PROC Potentially More Favorable Benefit/Risk Profile AVB-500 + PAC 10/15mg/kg >MEC XMT-1536, higher NaPi2b/ALL Mirvetuximab soravtansine, ITT FRα-positive N 10 20/29 366 (2:1 R) ORR 5 (50%) [3 PRs (30%); 2 CRs (20%)] 7 (33%) [5 PRs (25%); 2 CRs (10%)] / 10 (34%) [8 PRs (28%); 2 CRs (7%)] 22% [not broken out] SD 3 (30%) 10 (50% ) /13 (45%) Not reported PD 2 (20%) 3 (15%) / 6 (21%) Not reported mPFS (months) 7.5 Not reported 4.1 mDoR (months) 7.4 Not reported Not reported mOS (months)* 19.0 Not reported 15.6 Discontinuation due to AEs 0 4% (may be across NSCLC, PLT-S & PLT-R) 5% Dose reductions 0 Not reported 20% For illustrative purposes only, Data not generated from comparative study. Variation in study design including patient eligibility, response criteria, and assessment can affect outcomes and limit comparisons across studies. Sources: 2020 ESMO Virtual Conference: Updated Interim Expansion Data From XMT-1536 Phase 1 Study (September 17, 2020) ESMO 2019 FORWARD I Results *Study ongoing so data can change; Ns small

© 2020 Aravive, Inc. Current Oncology Pipeline: ccRCC Clear Cell Renal Cell Carcinoma (ccRCC) 15% 70k RESISTANCE To CHEMO OVER LESS THAN 5-YEAR relative survival for metastatic renal cancer NEW CASES expected in the U.S. in 2020 Is Common

Current Oncology Pipeline: Clear Cell Renal Carcinoma (ccRCC)

- Strong biological rationale for clear cell Renal Cell Carcinoma (ccRCC)[1]
  - VHL tumor suppressor gene mutated in at least 80%, causes increase in AXL
- AXL/GAS6 levels predict prognosis and survival in human[1]
- Strong in vivo activity in preclinical models[1,2]
  - Single agent in metastatic disease
  - Combo with TKI

AXL Expression (normalized)
Normal Kidney (Class 1, n=9)
Tissue and ccRCC Tumors (Class 2, n=9)



Normalized expression units
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
Sub Class
Class
1
2
Box Plot - Description

1 Rankin et al, PNAS | September 16, 2014 | vol. 111 | no. 37 | 13375
2 Xiao et al, Cancer Research October 4, 2019;

© 2020 Aravive, Inc.
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© 2020 Aravive, Inc. Single Agent Efficacy in Highly Metastatic Renal Model (SN12L1) 5mg/kg AXL decoy administered twice/wk 10 mg/kg administered QOD AVB-S6 Rankin et al, PNAS, September 16, 2014, vol. 111, no. 37, 13373–13378 Note: S6-1 and AVB-S6 are related AXL decoy proteins; both in S6 family

AVB-500 and TKI Combination Significantly Reduced Growth Rate in TKI-Resistant Renal PDX


14 days after treatment
P=0.035
P=0.002
Specific growth rate (%/d)
20
15
10
5
Control
Pazopanib
AVB-S6
AVB-S6+Pazopanib


26 days after treatment
P=0.003
P=0.001
P=0.006
Specific growth rate (%/day)
20
15
10
5
Control
Pazopanib
AVB-S6
AVB-S6+Pazopanib

Xiao et al, Cancer Res 2019;79:5758–68

AVB-S6 is AVB-500

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Current Oncology Pipeline:
AVB-500 Phase 1b / Phase 2 Trial Design in ccRCC

Phase 1b Trial of AVB-500 in Combination with Cabozantinib

- Up to 18 patients; ability to increase/decrease dose based on tolerability, PK/PD
- On track to initiate end 2020

Phase 2 Controlled, Randomized Trial

- Primary endpoint: mPFS
- Secondary endpoints: ORR, mDoR, CBR, and mOS

Histologically confirmed stage IV ccRCC progressed after 1L[1]

Cabozantinib is used most frequently in 2L

[1]American Joint Commission on Cancer, seventh edition, classification



Phase 1b
AVB-500 + Cabo
(N=9–18)
AVB Dose Levels:
DL -1: 10 mg/kg 2QW
DL 1: 15 mg/kg Q2W
DL 2: 20 mg/kg Q2W
DL 3: 25 mg/kg Q2W
Safety to determine AVB-500 RP2D
Phase 2
AVB-500 + Cabo (N=30)
2 : 1
Cabo Alone (N=15)

Cabo dosing will remain as indicated on the package insert

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ccRCC Competitive Treatment Landscape

- NCCN guidelines preferred regimens include cabozantinib, nivolumab (both category 1). However, there are various other treatment options available in the relapsed ccRCC treatment landscape including Inlyta (category 1), Afinitor, or the combination of Lenvima plus Afinitor (category 1).
- Summarized results* for various 2nd line pivotal trials in the ccRCC treatment landscape are below:

	RECORD-1 Everolimus vs placebo (2:1) N=410	AXIS Axitinib vs sorafenib (1:1) N=723	CheckMate 025 Nivolumab vs everolimus (1:1) N=821	METEOR Cabozantinib vs everolimus (1:1) N=658	Study 205 Lenvatinib + everolimus vs Lenvatinib vs everolimus (1:1:1) N=153
mPFS (months)	4.0 vs 1.9	6.7 vs 4.7	4.6** vs 4.4**	7.4 vs 3.9	12.8 vs 9.0 vs 5.6
Primary mOS (months)	Not reached vs 8.8	Not reported	25.0 vs 19.6	Not reported	25.5 vs 18.4 vs 17.5
Follow-up mOS (months)	14.8 vs 14.4	20.1 vs 19.2	Not reported	21.4 vs 16.5	25.5 vs 19.1 vs 15.4
ORR (%)	1 vs 0	19 vs 9	25** vs 5**	17 vs 3	35 (2 CR) vs 39 (2 CR) vs 0
Dose reductions	5 vs <1	31 vs 52	NA vs 26	60 vs 25	71*** vs 62 vs 26
Dose delays	34 vs 15	77 vs 80	51 vs 66	Not reported	Not reported
Discontinuation due to AEs	10 vs 4	4 vs 8	8 vs 13	9 vs 10	24 vs 25 vs 12

*Variation in study design including patient eligibility, response criteria, and assessment can affect outcomes and limit comparisons across studies.
**Investigator (all data without ** are from independent radiologic review (IRR).
***All lenvatinib dose reductions (1 patient also had everolimus dose reduction)

Category 1: Based upon high-level evidence, there is uniform NCCN consensus that the intervention is appropriate.

Tannir NM, Pal SK, Atkins MB. Second-Line Treatment Landscape for Renal Cell Carcinoma: A Comprehensive Review. Oncologist. 2018;23(5):540-555. doi:10.1634/theoncologist.2017-0534

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Market Opportunity – AVB-500:
PROC and ccRCC Indications

Total Market	Ovarian	Renal
2018	$2.3B	$3.1B
2028	$9.6B	$7.3B
Annual Growth Rate	15.6%	9.1%

Source: Decision Resource Group. Covers US, EU5 (France, Germany, Italy, Spain, UK) and Japan

Addressable Market	PROC[1]		ccRCC[2]	
	US	EU5	US	EU5
Estimated Patient Population	~12K	~11K	~9K	~9K

1. *2L-4L platinum-resistant ovarian cancer (PROC), high grade serous patients*
2. *2L advanced/metastatic clear cell renal cell carcinoma (ccRCC) patients*

Numbers represent company estimates of US and EU5 (France, Germany, Italy, Spain, UK) patients with conditions covered by the Company's targeted indications
Source: Decision Resource Group, diagnosed drug-treatable patients forecast. Aravive estimates.

© 2020 Aravive, Inc. | CONFIDENTIAL

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© 2020 Aravive, Inc. AVB-500 Development Strategy: Basket Trial Concepts To Efficiently Expand Pipeline Efficiently expands the number of unique tumor types in which AVB-500 in combination is being evaluated and expands the AVB-500 treated market Combines with agents that are currently embedded as SOC in multiple tumor types and expands unique combination partners/mechanisms of actions that may demonstrate safety and efficacy Positions AVB-500 in earlier lines of therapy Cost effective Provides safety and preliminary evidence of activity that can drive registrational pathways Combination basket trials COMMON in oncology development including Keynote 021, Checkmate 12, Innova205, TOPACIO, EV-103, Mirvetuximab ph 1/2 combo, sitravatinib + PD-1 ph 1/2 combos

Potential Registrational Study © 2020 Aravive, Inc. Potential Trials: AVB-500 + PARP and AVB-500 + PD1 Basket Trials Phase 1b/2 Basket Trial of AVB-500 + PARP Inhibitor Potential indications: HER- breast cancer, pancreas, uterine, ovarian (1L maintenance) Preclinical data shows AVB-500 induces a “BRCAness” which synergizes with PARPi Phase 1b/2 Basket Trial of AVB-500 + PD1 Inhibitor Potential indications: multiple tumor types including urothelial (1L urothelial ineligible for cisplatin), and non-small-cell lung cancer (NSCLC) Above trials would complement current pipeline

Market Opportunity – AVB-500:
Breast, Pancreatic, NSCLC, and Bladder Indications

Total Market	Breast	Pancreatic	NSCLC*	Bladder
2018	$18.1B	$3.1B	$14B	$1.6B
2028	$45.6B	$7.3B	$39B	$19B
Annual Growth Rate	9.7%	9.1%	10.8%	28.1%

Source: Decision Resource Group. Covers US, EU5 (France, Germany, Italy, Spain, UK) and Japan
* Non-small-cell lung cancer

Addressable Market	Breast[1]		Pancreatic[2]		NSCLC[3]		Bladder[4]	
	US	EU5	US	EU5	US	EU5	US	EU5
Estimated Patient Population	~90K	~100K	~28K	~28K	~36K	~39K	~16K	~29K

1. *HER2 negative 2L+ patients (includes HR positive and TNBC)*
2. *Exocrine (adenocarcinoma) – Metastatic 2L*
3. *Adenocarcinoma, Squamous and Large Cell non small cell lung cancer (NSCLC) – Metastatic 2L and 3L, patients who have received platinum chemo and checkpoint inhibitor before, EGFR/ALK wt*
4. *1L advanced/metastatic, Cisplatin ineligible*

Numbers represent company estimates of US and EU5 (France, Germany, Italy, Spain, UK) patients with conditions covered by the Company's targeted indications
Source: Decision Resource Group, diagnosed drug-treatable patients forecast. Aravive estimates.

© 2020 Aravive, Inc. | CONFIDENTIAL
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Current Oncology Pipeline

	Indication	Preclinical	Phase 1	Phase 2	Phase 3
			Phase 1 / Phase 1b	Phase 2a / Phase 2b	
AVB-500	**OVARIAN CANCER** *platinum resistant (PAC or PLD combination)*	*Phase 1b complete; plan to initiate Phase 3 trial in Q121*			
AVB-500	**OVARIAN CANCER** *platinum resistant (PDL1i combination)*	*Recruiting*	*IST with AstraZeneca*		
AVB-500	**CLEAR CELL RENAL CANCER** *2L+ (cabozantinib combination)*	*Plan to initiate @ 15 mg/kg Q420*			
AVB-500	**ADVANCED UROTHELIAL CANCER** *(PDL1 Combination)*	*Recruiting*	*IST with EMD Serono*		
Anti-CTGF	**CANCER AND FIBROSIS**	WuXi Biologics Collaboration			

IST= investigator sponsored trial

© 2020 Aravive, Inc.

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© 2020 Aravive, Inc Objective: Identify/develop novel high-affinity bispecific antibodies against CCN2, also known as connective tissue growth factor (CTGF), implicated in cancer and fibrosis and identified from a similar target discovery screen that identified the significance of the GAS6/AXL pathway in cancer. CTGF over-expression is a hallmark of fibrosis in multiple tissues, including skin, liver, heart, lung, and kidney, and is widely thought to be required to mediate the profibrotic effects of TGFβ. Biomarker potential as levels increased in certain cancers. Overexpression associated with poor prognosis in number of cancers, including aggressive, invasive breast cancer, osteolytic breast cancer, pancreatic cancer and glioblastoma. Domain focused strategy is expected to generate a best-in-class therapeutic targeting desmoplasia and tumor growth in the clinic in 2023 This is an agent that could work as part of life cycle management with AVB-500 in certain cancers. CTGF: Collaborative Effort with WuXi Biologics

Summary of Program Attributes Potential Indications for Anti-CTGF Include Cancer and Fibrosis Pancreatic Cancer and CTGF Lipson et al. Fibrogenesis & Tissue Repair 2012, 5(Suppl 1):S24 Pancreatic ductal adenocarcinoma (PDAC) is the fourth most frequent cause of cancer-related deaths worldwide with a 5-year overall survival of less than 8%. Many factors contribute to the poor prognosis of PDAC, including chemoresistance and desmoplasia. CTGF appears to be a key player in PDAC progression. Blocking specific actions of CTGF could prevent or reverse PDAC desmoplasia. CTGF Domain Dependent Activities

© 2020 Aravive, Inc. Aravive and 3D Medicines Collaboration to Develop and Commercialize AVB-500 in Greater China Exclusive collaboration and license agreement for the development and commercialization of AVB-500 across all oncology indications in mainland China, Hong Kong, Macau, and Taiwan (Greater China) Agreement increases clinical indications and broadens geographic reach for AVB-500 Aravive to receive signing payment of $12M and be eligible to receive up to $207M in development and commercial milestone payments Potential near-term milestone payments of $6M 3D Medicines will pay Aravive tiered royalties ranging from low double digit to mid-teens as a percentage of annual net sales of AVB-500 in Greater China 3D Medicines will be responsible for all costs associated with development and commercialization activities for AVB-500 in Greater China

ccRCC P2 Data Flow, Assuming 2 New P1b/P2 Oncology Programs, 1 Discovery Program and 4 ISTs Development Milestones and Data Flow PROC P3 FDA feedback received Submit BLA 2H21 1H21 1H22 2H22 1H24 2H23 1H23 2H20 IST Bladder Avelumab combination (EMD Serono) PROC ccRCC P1b ccRCC IST PROC Durva combination (AZ) CTGF Discovery Program IND 1st Interim Analysis FDA mtg Phase 2 Initiation 2nd Interim Analysis

Data Flow, Assuming 2 New P1b/P2 Oncology Programs, 1 Discovery Program and 4 ISTs Aravive Deep Oncology Pipeline and Strategy: Following the Science HIGH UNMET NEED STRONG BIOLOGIC RATIONALE EXPAND TO OTHER CANCERS and/or BROADER PATIENT POPULATIONS HER- Breast Cancer Pancreatic NSCLC PROC Potential to combine with PARPi, bevacizumab and use 1L neoadjuvant TNBC Head and Neck Bile Duct Cancer Liver Uterine Serous Current Potential (Subject to Financing) PROC Combination with PAC, PDL1 inhibitors Clear Cell Renal Cell Carcinoma (ccRCC; 2L) Urothelial Cancer

Data Flow, Assuming 2 New P1b/P2 Oncology Programs, 1 Discovery Program and 4 ISTs Cash Runway EXPAND TO OTHER CANCERS and/or BROADER PATIENT POPULATIONS HER- Breast Cancer Pancreatic NSCLC PROC Potential to combine with PARPi, bevacizumab and use 1L neoadjuvant TNBC Head and Neck Bile Duct Cancer Liver Uterine Serous Current Potential (Subject to Financing) PROC Combination with PAC, PDL-1 inhibitors Clear Cell Renal Cell Cancer (ccRCC; 2L) Urothelial Cancer Cash and cash equivalent - $54M* Shares outstanding – 16.1M* Cash runway expected to fund its current operating plans into 2022** For future expansion plans, the Company will explore clinical collaborations and partnerships, and continue to be opportunistic in its financing, including non-dilutive means * As of 9/30/2020. **Includes non-dilutive cash proceeds from recently announced China licensing partnership.

Q4 2020 P1b/P2 ccRCC initiation at 15 mg/kg Note: Above milestones may be impacted by COVID-19 © 2020 Aravive, Inc. Q1 2021 P3 PROC initiation at 15 mg/kg Q1 2022 P3 PROC interim analysis GROWTH DRIVERS Pipeline Expansion in Oncology Global Business Development Opportunities Investigator Sponsored Trials & Anti-CTGF Discovery Program Positioned for Long-Term Growth Q3 2021 P1b ccRCC enrollment complete Q4 2021 P2 ccRCC initiation

© 2020 Aravive, Inc. Thank You! Halting Disease Progression in its Tracks